UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________________________________
FORM 8-K

________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 17, 2021

________________________________________________________________
SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

________________________________________________________________

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive
Spring, TX 77389
(Address of principal executive offices)(Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	SWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously announced, on June 1, 2021, Southwestern Energy Company (“Southwestern” or “SWN”) and a wholly owned subsidiary entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Indigo Natural Resources LLC, a Delaware limited liability company (“Icon”), pursuant to which, on the terms and subject to the conditions set forth therein, among other things, Southwestern will acquire all of the outstanding membership interests of Indigo through a merger of Southwestern’s wholly owned subsidiary with and into Indigo, which will continue as the surviving company and a wholly owned subsidiary of Southwestern (the “Merger”).
In connection with the Merger, Southwestern filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) dated July 20, 2021, which was subsequently mailed to the shareholders of Southwestern (the “proxy statement”), in connection with a special meeting of Southwestern shareholders being held to approve the issuance of shares of Southwestern common stock in the merger. As disclosed in the proxy statement, and as is common in transactions of this type, several lawsuits have been filed by purported shareholders challenging the completeness and accuracy of the disclosures in the proxy statement, and seeking to compel additional disclosures in the proxy statement prior to the special meeting of Southwestern shareholders.
The supplemental disclosures contained below should be read in conjunction with the proxy statement, which is available on the Internet site maintained by the SEC at http://www.sec.gov, along with periodic reports and other information Southwestern files with the SEC. To the extent that the information set forth herein differs from or updates information contained in the proxy statement, the information set forth herein shall supersede or supplement the information in the proxy statement. All page references are to pages in the proxy statement, and terms used below, unless otherwise defined, have the meanings set forth in the proxy statement.
Litigation Related to the Merger
Following the announcement of the Merger Agreement, as of the date of this Current Report on Form 8-K, eight complaints have been filed by purported Southwestern shareholders alleging disclosure deficiencies; of those eight complaints, four were filed in the United States District Court for the Southern District of New York, one in the United States District Court for the Eastern District of New York, two in the United States District Court for the District of Delaware, and one in the United States District Court for the Eastern District of Pennsylvania. The complaints are captioned as follows: Whitfield v. Southwestern Energy Company, et al., No. 1:21-cv-06060-VSB (S.D.N.Y.); Wang v. Southwestern Energy Company, et al., No. 1:21-cv-05845-VSB (S.D.N.Y.); Bourgeois v. Southwestern Energy Company, et al., No. 1:21-cv-06535-VSB (S.D.N.Y.); Wheeler v. Southwestern Energy Company, et al., No. 1:21-cv-06847 (S.D.N.Y.); Manole v. Southwestern Energy Co., et al., No. 1:21-cv-04101-ARR-RLM (E.D.N.Y.); Sommer v. Southwestern Energy Company, et al., No. 1:21-cv-01153-UNA (D. Del.); Carlisle v. Southwestern Energy Company, et al., No. 1:21-cv-01177-UNA (D. Del.); and Waterman v. Southwestern Energy Co., et al., No. 2:21-cv-03628 (E.D. Pa.). We refer to these actions collectively as the “Shareholder Actions”.
Southwestern believes that the Shareholder Actions are meritless. Southwestern does not believe that supplemental disclosures are required or necessary under applicable laws. However, in order to minimize the expense of defending the Shareholder Actions, and without admitting any liability or wrongdoing, Southwestern is supplementing the proxy statement with the information set forth below (the “Supplemental Disclosures”). Southwestern and the other named defendants deny that they have violated any laws. Southwestern is providing the Supplemental Disclosures solely to eliminate the burden and expense of litigation. Nothing in the Supplemental Disclosures should be deemed an admission of the legal necessity or materiality of any Supplemental Disclosures under applicable laws.
Supplemental Disclosures
Under the heading “Proposal 1 – Approval of the Issuance of Common Stock in Connection with the Merger—Background of the Merger—Opinion of SWN’s Financial Advisor— Illustrative Discounted Cash Flow Analysis for Indigo,” the second complete paragraph under such heading on page 110 is amended and restated as follows (with new text in bold and underlined):
Using discount rates ranging from 7.00% to 8.50%, reflecting estimates of Indigo’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2021 (i) estimates of the unlevered free cash flow for Indigo on a standalone basis without taking into account the Synergies from April 1, 2021 to December 31, 2025, as reflected in the Forecasts and (ii) a range of illustrative terminal values for Indigo as of December 31, 2025, which were calculated by applying perpetuity growth rates ranging from 0.50% to 1.50%, to a terminal year estimate of the free cash flow to be generated by Indigo on a standalone basis without taking into account the Synergies, as reflected in the Forecasts (which analysis implied terminal year EBITDA for the preceding 12 months (referred to as “LTM EBITDA” for purposes of this section) multiples ranging from 4.7x to 6.9x). Based on Goldman Sachs’ professional judgment and experience, Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model. The Capital Asset Pricing Model requires certain company-specific inputs, including such company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative enterprise values for Indigo by adding the ranges of present values it derived above. Goldman Sachs then subtracted, from the range of illustrative enterprise values it derived for Indigo, the net debt of Indigo as of March 31, 2021, as provided by the management of SWN, to derive a range of illustrative equity values for Indigo ranging from $2.3 billion to $3.5 billion.
Under the heading “Proposal 1 – Approval of the Issuance of Common Stock in Connection with the Merger—Background of the Merger—Opinion of SWN’s Financial Advisor— Selected Precedent Transactions Analysis,” the table that follows under such heading on page 111 is amended and restated as follows (with new column for “Transaction Value” in bold and underlined):

Announcement Date	Target	Acquirer	Transaction Value ($mm)	EV / FY2 EBITDA
May 6, 2021	Alta Resources LLC	EQT Corporation	$2,925	4.9x
December 21, 2020	QEP Resources	Diamondback Energy, Inc.	$2,180	4.5x
October 20, 2020	Parsley Energy, Inc.	Pioneer Natural Resources Co.	$7,830	6.0x
October 19, 2020	Concho Resources	ConocoPhillips	$13,444	5.7x
August 12, 2020	Montage Resources Corp.	Southwestern	$849	3.7x
December 16, 2019	Felix Energy	WPX Energy Inc.	$2,500	2.9x
October 14, 2019	Jagged Peak Energy Inc.	Parsley Energy, Inc.	$2,270	4.4x
Median				4.5x
Under the heading “Proposal 1 – Approval of the Issuance of Common Stock in Connection with the Merger—Background of the Merger—Opinion of SWN’s Financial Advisor— Illustrative Discounted Cash Flow Analysis for SWN,” the first and second complete paragraphs under such heading commencing on page 111 are amended and restated as follows (with new text in bold and underlined):
Illustrative Discounted Cash Flow Analysis for SWN. Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis of SWN on a standalone basis. Using discount rates ranging from 6.50% to 8.00%, reflecting estimates of SWN’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2021 (i) estimates of the unlevered free cash flow for SWN on a standalone basis from April 1, 2021 to December 31, 2025, as reflected in the Forecasts and (ii) a range of illustrative terminal values for SWN as of December 31, 2025, which were calculated by applying perpetuity growth rates ranging from 0.50% to 1.50%, to a terminal year estimate of the free cash flow to be generated by SWN on standalone basis, as reflected in the Forecasts (which analysis implied terminal year LTM EBITDA multiples ranging from 4.0x to 6.0x). Based on Goldman Sachs’ professional judgment and experience, Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model. The Capital Asset Pricing Model requires certain company-specific inputs, including such company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative enterprise values for SWN by adding the ranges of present values it derived above. Goldman Sachs then subtracted, from the range of illustrative enterprise values it derived for SWN, the net debt of SWN as of March 31, 2021, as provided by the management of SWN, to derive a range of illustrative equity values for SWN. Goldman Sachs then divided the range of illustrative equity values it derived by the fully diluted outstanding shares of Common Stock as of March 31, 2021, as provided by the management of SWN, to derive a range of illustrative present values per share of Common Stock ranging from $2.69 to $5.73.
Using the Forecasts, including the Synergies, Goldman Sachs also performed an illustrative discounted cash flow analysis of SWN pro forma for the Merger (after giving effect to the Synergies). Using discount rates ranging from 6.50% to 8.00%, reflecting estimates of SWN’s pro forma weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2021 (i) estimates of the unlevered free cash flow for SWN pro forma for the Merger, including the Synergies, from April 1, 2021 to December 31, 2025, as reflected in the Forecasts and (ii) a range of illustrative terminal values for SWN as of December 31, 2025, which were calculated by applying perpetuity growth rates ranging from 0.50% to 1.50%, to a terminal year estimate of the free cash flow to be generated by SWN on a pro forma basis, including the Synergies, as reflected in the Forecasts (which analysis implied terminal year LTM EBITDA multiples ranging from 4.1x to 6.2x). Based on Goldman Sachs’ professional judgment and experience, Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model. The Capital Asset Pricing Model requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative pro forma enterprise values for SWN by adding the ranges of present values it derived above. Goldman Sachs then subtracted, from the range of illustrative pro forma enterprise values it derived for SWN, the pro forma net debt of SWN as of March 31, 2021, as provided by the management of SWN, to derive a range of illustrative pro forma equity values for SWN. Goldman Sachs then divided the range of illustrative pro forma equity values it derived by the pro forma number of fully diluted outstanding shares of Common Stock, as provided by the management of SWN, to derive a range of illustrative present values per share of Common Stock pro forma for the Merger ranging from $3.63 to $6.91.
Under the heading “Proposal 1 – Approval of the Issuance of Common Stock in Connection with the Merger—Background of the Merger—Opinion of SWN’s Financial Advisor— General,” the last complete paragraph under such heading on page 114 is amended and restated as follows (with new text in bold and underlined):
The Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Merger. Pursuant to a letter agreement dated May 27, 2021, SWN engaged Goldman Sachs to act as its financial advisor in connection with the contemplated Merger. The engagement letter between SWN and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $15,000,000, all of which is contingent upon consummation of the Merger. Goldman Sachs may receive an additional fee of up to $3,000,000 at SWN’s discretion. At this time, SWN has not made a determination as to whether it will pay the discretionary fee. In addition, SWN has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Cautionary Statement Regarding Forward-Looking Information
Statements in this Current Report on Form 8-K and the exhibits furnished or filed herewith that relate to future results and events, including, without limitation, statements regarding the financial position, business strategy, and other plans and objectives for Southwestern’s future operations are forward-looking statements based on Southwestern’s current expectations and reasonable assumptions and are not guarantees of future performance or results. Actual performance or results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. Southwestern has no obligation and makes no undertaking to publicly update or revise any forward looking statements, except as may be required by law.
All statements other than statements of historical fact or present financial information, including statements containing the words “will,” “plan,” “would,” “should,” “could,” “endeavor,” “believe,” “anticipate,” “intend,” “seek,” “estimate,” “expect,” “project,” “future,” “strategy,” “potential,” “continue,” “budget,” “forecast,” “assume,” “foresee,” “attempt,” “appears,” “outlook,” “may,” “are likely,” “guidance,” “goal,” “model,” “target,” and other words and terms of similar meaning, or the negative of these terms, are statements that could be deemed forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Merger, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities, financial position, business strategy, production, reserve growth and anticipated future performance and generation of free cash flow. The forward-looking statements contained in this document are largely based on our expectations for the future, which reflect certain estimates and assumptions made by Southwestern’s management. These estimates and assumptions reflect Southwestern’s best judgment based on currently known market conditions, operating trends, and other factors. Although Southwestern believes such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond Southwestern’s control that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Merger, Southwestern’s ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that Southwestern’s shareholders may not approve the issuance of shares of Southwestern common stock in the Merger, the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Merger, the risk that any announcements, including this communication, relating to the Merger could have adverse effects on the market price of Southwestern’s common stock, the effects of disruption to Southwestern’s or Indigo’s respective businesses, the risk that the pending Merger could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. In addition, Southwestern may be subject to currently unforeseen risks that may have a materially adverse impact on it. As such, management’s assumptions about future events may prove to be inaccurate. Southwestern does not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to Southwestern, or persons acting on our behalf. Southwestern management cautions you that the forward-looking statements contained herein are not guarantees of future performance, and Southwestern cannot assure you that such statements will be realized or that the events and circumstances they describe will occur.
The aforementioned factors are difficult to predict and are beyond Southwestern’s control, including those detailed in Southwestern’s Annual Report on Form 10–K for the fiscal year ended December 31, 2019, filed with the SEC on February 27, 2020, under the heading “Item 1A. Risk Factors;” in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K; and the Definitive Proxy Statement (Schedule 14A) filed with the SEC on July 30, 2021 under the heading “Risk Factors.” The forward-looking statements represent Southwestern’s views as of the date on which such statements were made and Southwestern undertakes no obligation to publicly update such forward-looking statements.
Should one or more of the risks or uncertainties described above or elsewhere in this 8-K occur, or should underlying assumptions prove incorrect, Southwestern’s actual results and plans could differ materially from those expressed in any forward-looking statements. Southwestern specifically disclaims all responsibility to update publicly any information contained in a forward-looking statement or any forward-looking statement in its entirety and therefore disclaim any resulting liability for potentially related damages.
Use of Projections
The financial and operational projections and estimates in this Current Report on Form 8-K are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Southwestern’s and Indigo’s control. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial and operational projections, including assumptions, risks and uncertainties described in “Cautionary Statement Regarding Forward-Looking Information.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

Dated: August 17, 2021	By:	/s/ CHRIS LACY
		Name:	Chris Lacy
		Title:	Vice President, General Counsel and Corporate Secretary